UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2025

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 24, 2025, Hanesbrands Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Cooperation Agreement dated as of November 16, 2023 (the “Cooperation Agreement”), with Barington Companies Equity Partners, L.P., Barington Capital Group, L.P., Barington Companies Management, LLC (the “Advisor”) and James A. Mitarotonda (such parties, collectively, “Barington”). As previously disclosed, the Cooperation Agreement provides for certain board composition, advisory services, voting and standstill agreements between the Company and Barington during the term of the Cooperation Agreement (such term, the “Cooperation Period”).

The Amendment is effective as of January 16, 2025 and extends the Cooperation Period to November 30, 2025. Pursuant to the Cooperation Agreement, the Advisor agreed to provide advisory services to the Company with respect to the Company’s business, operations, strategic and financial matters, corporate governance and board composition during the term of the Cooperation Agreement (the “Cooperation Period”), unless such advisory services are earlier terminated by the Advisor in accordance with the terms of the Cooperation Agreement. The Amendment also amends the period during which the Advisor may so earlier terminate its advisory services to from and after March 31, 2025. Pursuant to its terms, any such earlier termination by the Advisor of its advisory services will also result in the termination of the Cooperation Agreement.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Cooperation Agreement, effective as of January 16, 2025, by and among Hanesbrands Inc., Barington Companies Equity Partners, L.P., Barington Capital Group, L.P., Barington Companies Management, LLC and James A. Mitarotonda.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

Date: January 27, 2025	By:	/s/ Kristin L. Oliver
	Name:	Kristin L. Oliver
	Title:	EVP, Chief Human Resources Officer & Interim Chief Legal Officer